Exhibit 99.4

BYLAWS
OF
ARES MANAGEMENT CORPORATION
(Effective November 26, 2018)

ARTICLE I
OFFICES

Section 1.01                                                     Registered Office.  The registered office and registered agent of Ares Management Corporation (the “Corporation”) shall be as set forth in the Certificate of Incorporation of the Corporation (as in effect from time to time, the “Certificate of Incorporation”).  The Corporation may also have offices in such other places in the United States or elsewhere as the Board of Directors of the Corporation (the “Board of Directors”) may, from time to time, determine or as the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 2.01                                                     Annual Meetings.  If required, annual meetings of stockholders may be held at such place, if any, either within or without the State of Delaware, on such date and at such time as the Board of Directors shall determine.  The Board of Directors may, in its sole discretion, determine that annual meetings of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL.  The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.02                                                     Special Meetings.  Special meetings of stockholders may only be called in the manner provided in the Certificate of Incorporation and may be held at such place, if any, either within or without the State of Delaware, on such date and at such time, and for such purpose or purposes, as the Board of Directors shall determine and state in the notice of meeting, if any.  The Board of Directors may, in its sole discretion, determine that special meetings of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors subject to the requirements of the Certificate of Incorporation.

Section 2.03                                                     Notice of Stockholder Business and Nominations.

(a)                                 Subject to the rights of holders of any series of Preferred Stock, nominations of Persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04, (ii) by or at the direction of the Board of Directors, or (iii) on any date on which the Ares Ownership Condition is satisfied, by a Record Holder of Class B Common Stock.

(b)                                 Notwithstanding Section 2.03(a), any stockholder may bring nominations of Persons for election to the Board of Directors and any such other business before an annual meeting if such stockholder (i) is entitled to vote at the annual meeting on the proposal of such business,

(ii) has complied with the notice procedures set forth in paragraphs (c) and (d) of this Section 2.03, (iii) was a Record Holder as of the time such notice is delivered to the Secretary of the Corporation and as of the Record Date for notice and voting at the annual meeting and (iv) is a Record Holder as of the date of the annual meeting. Nothing in this Section 2.03 shall be deemed to provide any voting or other rights or powers to the stockholders of the Corporation, but shall instead set forth the procedures and requirements applicable to stockholders of the Corporation (other than, for so long as the Ares Ownership Condition is satisfied, Record Holders of Class B Common Stock) with respect to bringing nominations or business before an annual meeting in circumstances in which they are entitled by law to do so.

(c)                                  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.03(b), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must constitute a proper matter for action by stockholders.  To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting (which date shall, for purposes of the Corporation’s first annual meeting of stockholders after the effective date of these Bylaws, be deemed to have occurred on June 30, 2018); provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder must be so delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.  For purposes of any Initial Annual Meeting, the first anniversary of the preceding year’s annual meeting shall be deemed to be June 30 of that year. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

(d)                                 Such stockholder’s notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director (A) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder and (B) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (B) the class or series and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (C) a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder or such beneficial owners, any of their respective Affiliates or associates, and any others acting in concert with any of the foregoing, including each nominee, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, equity appreciation or similar rights, hedging transactions, and borrowed or loaned shares of stock of the Corporation) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of price changes for, or increase or decrease the voting power of, such stockholder and such beneficial owner, with respect to shares of stock of the Corporation, (E) a representation that the stockholder (1) is a Record Holder at the time of the giving of the notice, (2) will be entitled to vote at such meeting on the proposal of such business such stockholder intends to bring before the annual meeting and (3) will appear in person or by proxy at the annual meeting to propose such business, (F) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s Outstanding stock required to approve or adopt the proposal and/or (2) otherwise solicit proxies or votes from stockholders in support of such proposal, and (G) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the nomination or proposal.  A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business to be brought before a meeting of stockholders shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct as of the Record Date for the meeting and as of the date that is 15 days prior to the meeting or any adjournment or postponement thereof. Such update and supplement shall be delivered in writing to the Secretary of the Corporation not later than five days after the Record Date for the meeting (in the case of any update and supplement required to be made as of the Record Date), and not later than ten days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of 15 days prior to the meeting or any adjournment or postponement thereof).  The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(e)                                  Notwithstanding anything in Section 2.03(c) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased (except pursuant to Section 20.07 of the Certificate of Incorporation) effective after the time period for which nominations would otherwise be due under Section 2.03(c) and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.03 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(f)                                   Subject to the rights of holders of any series of Preferred Stock, nominations of Persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at a special meeting of stockholders only pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04, (i) by or at the direction of the Board of Directors (or stockholders pursuant to Section 16.01 of the Certificate of Incorporation) or (ii) provided that a special meeting has been called in accordance with Section 2.02 hereof and the Board of Directors (or stockholders pursuant to

Section 16.01 of the Certificate of Incorporation) has determined that directors shall be elected as such meeting, by a stockholder entitled to vote at such meeting, if such stockholder is a Record Holder at the time the notice provided for in this  Section 2.03 is delivered to the Secretary of the Corporation and the stockholder complies with the notice procedures set forth in this Section 2.03. If the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote thereon may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraphs (c) and (d) of this Section 2.03 shall be delivered to the Secretary of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  Public announcement of an adjournment or postponement of a special meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

(g)                                  Subject to the rights of holders of any series of Preferred Stock, only such Persons who are nominated in accordance with the procedures set forth in this Section 2.03 shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.03.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Board of Directors or the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting of stockholders, have the power and duty (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and (ii) if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded.  Notwithstanding the foregoing provisions of this Section 2.03, unless otherwise required by law, if the stockholder making a nomination or proposal (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present such nomination or business, such proposed nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 2.03, to be considered a qualified representative of the stockholder, a Person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such Person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(h)                                 For purposes of this Section 2.03, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(i)                                     Notwithstanding the foregoing provisions of this Section 2.03, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.03; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to proposals as to any business to be considered pursuant to these Bylaws, and compliance with Section 2.03(b) shall be the exclusive means for a stockholder (other than a Record Holder of Class B Common Stock) to submit business or make a nomination to the extent permitted pursuant to Section 2.03(b) (other than business or nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time, and included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting).  Nothing in this Section 2.03 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Section 2.04                                                     Notice of Meetings.  If required by law, whenever stockholders are required to take any action at an annual or special meeting of stockholders, a timely notice in writing or, subject to the requirements of applicable law, by electronic transmission of the meeting, which shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the Record Date for determining the stockholders entitled to vote at the meeting, if such date is different from the Record Date for determining stockholders entitled to notice of the meeting, shall be mailed to or transmitted electronically by the Secretary of the Corporation to each Record Holder entitled to vote thereat as of the Record Date for determining the stockholders entitled to notice of the meeting.  Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, any such notice shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the Record Date for determining the stockholders entitled to notice of the meeting.

Section 2.05                                                     Inspectors of Election.  The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof.  The Corporation may designate one or more Persons as alternate inspectors to replace any inspector who fails to act.  In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the Person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of stock of the Corporation Outstanding and the voting power of each such share, (ii) determine the shares of stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots.  Such certification and report shall specify such other information as may be required by law.  In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.  No Person who is a candidate for an office at an election may serve as an inspector at such election.

ARTICLE III
BOARD OF DIRECTORS

Section 3.01                                                     Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not directed or required by the DGCL or the Certificate of Incorporation to be exercised or done by the stockholders.  The Board of Directors shall not be responsible for the day-to-day business, operations and affairs of the Subsidiaries and Advised Entities, including transactions entered into by a Subsidiary or an Advised Entity in the ordinary course.  Solely for purposes of this Section 3.01, the following definitions shall be applied to the terms used in this Section 3.01:

“Advised Entity” means any fund or vehicle that is advised, sponsored, raised or managed by the Corporation or its Affiliates or any portfolio investment of any such fund or vehicle.

“Subsidiary” of any Person means (a) any corporation, association or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total ordinary voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof (or Persons performing similar functions) or (b) any partnership, joint venture, limited liability company or similar entity of which more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, is, in the case of clauses (a) and (b), at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person.  Unless otherwise specified, each reference to a Subsidiary will refer to a Subsidiary of the Corporation (which shall be deemed to include the Ares Operating Group entities and their Subsidiaries), but shall exclude any Advised Entity, irrespective of whether such Advised Entity is consolidated in the financial statements of the Corporation or such Affiliate.

Section 3.02                                                     Number of Directors; Removal; Vacancies and Newly Created Directorships.  The number, terms, election, removal, replacement and designation of directors of the Corporation shall be as set forth in Article VI of the Certificate of Incorporation.

Section 3.03                                                     Resignations.  Any director may resign at any time by giving notice of such director’s resignation in writing or by electronic transmission to the Chairman of the Board of Directors or the Secretary of the Board of Directors.  Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Corporation.  Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.04                                                     Compensation.  The Board of Directors shall have the authority to fix the compensation of directors or to establish policies for the compensation of directors and for the reimbursement of expenses of directors, in each case, in connection with services provided by directors to the Corporation.  The directors may be paid their expenses, if any, of attendance at such meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings, or their service as committee members may be compensated as part of their stated salary as a director.

Section 3.05                                                     Meetings; Chairman, Vice Chairman and Secretary.  The Board of Directors may hold meetings, both regular and special, within or outside the State of Delaware.  Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.  Special meetings of the Board of Directors may be called by any Chairman of the Board of Directors or, in the absence of a Chairman of the Board of Directors, by any director on at least 24 hours’ (or less in times of emergency) notice to each director, either personally or by telephone or by mail, telegraph, telex, cable, wireless or other form of electronic transmission or communication at such time and at such place as shall from time to time be determined by the Board of Directors.  Notice of any such meeting need not be given to any director, however, if waived by such director in writing or by telegraph, telex, cable, wireless or other form of electronic transmission or communication, or if such director shall be present at such meeting.  Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.  The Board of Directors may appoint a “Chairman,” “Vice Chairman” and “Secretary” of the Board of Directors, who shall have the powers and perform such duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe.  At each meeting of the Board of Directors, any Chairman of the Board of Directors or, in the absence of a Chairman of the Board of Directors, any Vice Chairman, or in the absence thereof, a director chosen by a majority of the directors present, shall act as chairman of the meeting.  In case the Secretary of the Board of Directors shall be absent from any meeting of the Board of Directors, a director or officer chosen by a majority of the directors present shall act as secretary of the meeting.

Section 3.06                                                     Quorum; Voting; Adjournment.  Subject to the requirements of the Certificate of Incorporation and Section 3.07, at all meetings of the Board of Directors, a majority of the then total number of directors shall constitute a quorum for the transaction of business and, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the act of a majority of the then total number of directors shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 3.07                                                     Conflict of Interest.  If a director abstains from voting on any matter in which he or she has a conflict of interest, the vote of a majority of the then total number of directors who have not so abstained shall be the act of the Board of Directors; provided such non-abstaining majority represents at least a majority of the quorum (counting any abstaining director(s) for such purpose).

Section 3.08                                                     Committees; Committee Rules.  Subject to the requirements of the Certificate of Incorporation, the Board of Directors may, by resolution or resolutions, designate one or more committees, each committee to consist of one or more of the directors of the

Corporation, which, to the extent provided in such resolution or resolutions, shall have and may exercise, subject to applicable law, the Certificate of Incorporation and these Bylaws, the powers and authority of the Board of Directors. Subject to the requirements of the Certificate of Incorporation and except as expressly set forth in these Bylaws, the Board of Directors shall have the power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.  Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

Section 3.09                                                     Audit Committee.  The Board of Directors shall have an Audit Committee.  Such committee shall have and exercise such power and authority as the Board of Directors shall specify from time to time.  Each director that is a member of such committee shall be independent and “financially literate” under applicable NYSE and Exchange Act rules.

Section 3.10                                                     Conflicts Committee.  The Board of Directors shall have a Conflicts Committee.  Such committee shall have and exercise such power and authority as the Board of Directors shall specify from time to time. Each director that is a member of such committee shall be independent under applicable NYSE rules.

Section 3.11                                                     Executive Committee.  The Board of Directors may have an Executive Committee.  Such committee shall have and exercise such power and authority as the Board of Directors shall specify from time to time; provided, that the such committee shall not be authorized or empowered to take actions that have been specifically delegated to other committees of the Board of Directors or to take actions with respect to (A) a merger, sale or combination of the Corporation with or into another Person; (B) a sale, lease or exchange of all or substantially all of the assets, taken as a whole, of the Corporation; (C) a liquidation or dissolution of the Corporation; (D) any action that must be submitted to a vote of the holders of the stock of the Corporation; (E) adopting, amending or repealing any provision of these Bylaws; or (F) any action that may not be delegated to a committee of the Board of Directors under the Certificate of Incorporation, these Bylaws or the DGCL.

Section 3.12                                                     Remote Meeting.  Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in meetings of the Board of Directors, or any committee thereof, by means of telephone conference or other communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.13                                                     Action Without a Meeting.  Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting by the Board of Directors or any committee thereof, as the case may be, may be taken without a meeting if a consent thereto is signed or transmitted electronically, as the case may be, by all members of the Board of Directors or of such committee, as the case may be, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee.  Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form.

Section 3.14                                                     Reliance on Books and Records.  A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of such Person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other Person as to matters the member reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV
OFFICERS

Section 4.01                                                     Appointment, Selection and Designation of Officers.  The Board of Directors may, from time to time as they deem advisable, select and designate officers of the Corporation and assign titles to any such Persons, including “President,” “Chief Executive Officer,” “Chief Operating Officer,” “Chief Financial Officer,” “General Counsel,” “Chief Legal Officer,” “Chief Administrative Officer,” “Chief Compliance Officer,” “Principal Accounting Officer,” “Vice President,” “Treasurer,” “Assistant Treasurer,” “Secretary,” “Assistant Secretary,” “General Manager,” “Senior Managing Director,” “Managing Director,” “Director” or “Principal.” Any vacancies occurring in any office may be filled by the Board of Directors in the same manner as such officers are appointed and selected pursuant to this Section 4.01.

Section 4.02                                                     Delegation of Duties.  Unless the Board of Directors determines otherwise, if a title is one commonly used for officers of a corporation formed under the DGCL, the assignment of such title shall constitute the delegation to such Person of the authorities and duties that are normally associated with that office.  The Board of Directors may delegate to any officer any of the Board of Director’s powers to the extent permitted by applicable law, including the power to bind the Corporation.  Any delegation pursuant to this Section 4.02 may be revoked at any time by the Board of Directors.

Section 4.03                                                     Officers As Agents.  The officers, to the extent of their powers set forth under applicable law, the Certificate of Incorporation or these Bylaws or otherwise vested in them by action of the Board of Directors not inconsistent with applicable law, the Certificate of Incorporation or these Bylaws, are agents of the Corporation for the purpose of the Corporation’s business and the actions of the officers taken in accordance with such powers shall bind the Corporation.

ARTICLE V
STOCK

Section 5.01                                                     List of Stockholders Entitled To Vote.  The Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the Record Date for determining the stockholders entitled to vote at the meeting is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote at the meeting as of the 10th day before the meeting date), arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least 10 days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting, if any, or (b) during ordinary business hours at the principal place of business of the Corporation.  In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.  If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting, if any, if required by law.  Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 5.01 or to vote in Person or by proxy at any meeting of stockholders.

Section 5.02                                                     Fixing Date for Determination of Stockholders of Record.

(a)                                 In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a Record Date, which Record Date shall not precede the date upon which the resolution fixing the Record Date is adopted by the Board of Directors, and which Record Date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting.  If the Board of Directors so fixes a date, such date shall also be the Record Date for determining the stockholders entitled to vote at or attend such meeting unless the Board of Directors determines, at the time it fixes such Record Date, that a later date on or before the date of the meeting shall be the date for making such determinations.  If no Record Date is fixed by the Board of Directors, the Record Date for determining stockholders entitled to notice of or to vote at or attend a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at or attend a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new Record Date for determination of stockholders entitled to vote at or attend the adjourned meeting, and in such case shall also fix as the Record Date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at or attend the adjourned meeting.

(b)                                 In order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a Record Date, which Record Date shall not precede the date upon which the resolution fixing the Record Date is adopted by the Board of Directors, and which Record Date shall not be more than 10 days after the date upon which the resolution fixing the Record Date is adopted by the Board of Directors.  If no Record Date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the Record Date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the Record Date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)                                  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a Record Date, which Record Date shall not precede the date upon which the resolution fixing the Record Date is adopted, and which Record Date shall not be more than 60 days prior to such action.  If no such Record Date is fixed, the Record Date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE VI
DEFINITIONS

Section 6.01                                                     Definitions.  Terms used in these Bylaws and not defined herein shall have the meanings assigned to such terms in the Certificate of Incorporation. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in these Bylaws:

“Board of Directors” has the meaning assigned to such term in Section 1.01.

“Certificate of Incorporation” has the meaning assigned to such term in Section 1.01.

“Corporation” has the meaning assigned to such term in Section 1.01.

ARTICLE VII
MISCELLANEOUS

Section 7.01                                                     Electronic Transmission.  For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 7.02                                                     Corporate Seal.  The Board of Directors may provide a suitable seal, containing the name of the Corporation.

Section 7.03                                                     Construction; Section Headings.  For purposes of these Bylaws, unless the context otherwise requires, (i) references to “Articles”, “Sections” and “clauses” refer to articles, sections and clauses of these Bylaws and (ii) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation.  Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 7.04                                                     Inconsistent Provisions.  In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the DGCL or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE VIII
AMENDMENTS

Section 8.01                                                     Amendments.  Except as provided in Section 8.02 of these Bylaws or the Certificate of Incorporation, the Board of Directors is expressly authorized to adopt, amend and repeal, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the DGCL or the Certificate of Incorporation. Notwithstanding the foregoing, any adoption, amendment or repeal of these Bylaws that amends, repeals or otherwise alters any provisions of these Bylaws concerning the nomination of directors or proposal of other business at a meeting of stockholders, including Sections 2.02 and 2.03 hereof, shall require the affirmative vote of a majority of the voting power of the Outstanding Designated Stock.

Section 8.02                                                     Class B Stockholder Approval.  In addition to any vote or consent required by the Certificate of Incorporation, these Bylaws or applicable law, so long as the Ares Ownership Condition is satisfied, the amendment or repeal, in whole or in part, of Sections 3.02 through 3.14, Article IV or this Article VIII, or the adoption of any provision inconsistent therewith, shall require the approval of Record Holders holding a majority of the Outstanding Class B Common Stock.

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